The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2006 Earnings Conference Call January 23, 2007 Exhibit 99.2

Record net income for the year
PNC recognized a $1.6 billion increase in capital resulting from the
BlackRock/MLIM transaction
Strong client activity – business segment earnings* grew 9%
Balance sheet well positioned for this interest rate environment
Overall asset quality remained very strong
Mercantile acquisition will continue PNC’s expansion into growth markets; integration process on track
2006 Highlights
*Total business segment earnings are reconciled to total GAAP consolidated earnings in the Appendix

Income Statement
Net interest income * $571 $574 $568
Noninterest income 969 2,943 1,154
Total revenue* 1,540 3,517 1,722
Noninterest expense 969 1,167 1,127
Pretax, pre-provision income 571 2,350 595
Provision 42 16 24
Income before minority
interest and income taxes 529 2,334 571
Minority interest - 6 22
Income taxes* 153 844 194
Net income $376 $1,484 $355
EPS - diluted $1.27 $5.01 $1.20
$ millions (except per share data)
* Presented on a taxable-equivalent basis.  See Appendix for GAAP reconciliation of net interest income, total revenue & income taxes, which are included in the 4Q06, 3Q06 & 4Q05 Income Statement reconciliations.
Third Quarter
2006
Fourth Quarter
2006
Fourth Quarter
2005

Net interest income * $571 $571 $563
Noninterest income 979 832 837
Total revenue* 1,550 1,403 1,400
Noninterest expense 969 872 870
Pretax, pre-provision income 581 531 530
Provision 42 16 24
Income before minority
interest and income taxes 539 515 506
Minority interest - - -
Income taxes* 155 135 151
Net income $384 $380 $355
EPS - diluted $1.30 $1.28 $1.20
Income Statement - As Adjusted
$ millions (except per share data)
As Adjusted**
Third Quarter
2006
Fourth Quarter
2006
Fourth Quarter
2005
* Presented on a taxable-equivalent basis.  See Appendix for GAAP reconciliation of net interest income, total revenue & income taxes, which are included in the 4Q06, 3Q06 & 4Q05 Income Statement reconciliations.
** See Appendix for GAAP reconciliation of adjustments to reported 4Q06, 3Q06 and 4Q05 income statement, including the taxable-equivalent adjustments to net interest income, total revenue & income taxes.  Adjustments to 3Q06 & 4Q05 are intended to illustrate the impact of the deconsolidation of BlackRock as if recorded on the equity method of accounting for all periods presented. Also, adjustments for certain significant items (net gain on BlackRock/MLIM transaction, balance sheet repositioning losses, and BlackRock/MLIM transaction integration costs) were made to 4Q06 and 3Q06, due to their aggregate magnitude. Other types of adjustments were not made as such adjustments would not have been similar in magnitude to the amount of those shown in the Appendix.

Loans $49.0 (3)% N/M
Securities $21.2 (2)% 2%
Total interest-earning assets $78.6 N/M 3%
Total assets $99.0 4% 8%
Noninterest-bearing demand deposits $14.8 2% 5%
Money market deposits $20.9 2% 9%
Savings and retail CDs $16.7 3% 10%
Total deposits $65.0 1% 7%
Total borrowed funds $14.7 N/M (9)%
Tangible common equity ratio 7.4%
Loans to deposits 76%
Deposits to total funds 65%
Average balances, $ billions
At quarter-end
Third Quarter
Reported
2006
Fourth Quarter
Reported
2006
Fourth Quarter
Reported
2005
% Change vs.
Balance Sheet Highlights -
Fourth Quarter 2006
N/M – not meaningful

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our Form 10-
K for the year ended December 31, 2005 and in our 2006 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports.  Our forward-
looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor
Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.
• The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
• Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as our pending acquisition of Mercantile Bankshares Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments;
(c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our interest in BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, our pending acquisition of Mercantile Bankshares presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC after closing.  These risks and uncertainties include the following:
•
Completion of the transaction is dependent on, among other things, receipt of regulatory and Mercantile shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.  The impact of the completion of the transaction on PNC’s financial statements will be affected by the timing of the transaction.
•
The transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events.
Cautionary Statement Regarding
Forward-Looking Information (continued)

•
The integration of Mercantile’s business and operations with those of PNC, which will include conversion of Mercantile’s different systems and procedures, may take longer than anticipated, may be more costly than anticipated, and may have unanticipated adverse results relating to Mercantile’s or PNC’s existing businesses.
•
The anticipated benefits, including anticipated strategic gains and anticipated cost savings and other synergies of the transaction, may be significantly harder or take longer to be realized than anticipated or may not be achieved in their entirety, including as a result of unexpected factors or events, and attrition in key client, partner and other relationships relating to the transaction may be greater than expected.
•
The anticipated benefits to PNC are dependent in part on Mercantile’s business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC’s and Mercantile’s performance
(with respect to Mercantile, see Mercantile’s SEC reports, accessible on the SEC’s website) or due to factors related to the acquisition of Mercantile and the process of integrating it into PNC.
In addition to the pending Mercantile Bankshares transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’
opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect
PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation have filed a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and
Exchange Commission (the “SEC”).  WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS
AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR
INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN
IMPORTANT INFORMATION.
Investors may obtain these documents free of charge at the SEC’s website (www.sec.gov).  In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. are available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Mercantile Bankshares are available free of charge from
Mercantile Bankshares Corporation, 2 Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203, Attention:  Investor
Relations.
The directors, executive officers, and certain other members of management and employees of Mercantile Bankshares
Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Mercantile
Bankshares Corporation.  Information about the directors and executive officers of Mercantile Bankshares Corporation is set forth in the proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on March
29, 2006.  Additional information regarding the interests of such participants is included in the proxy statement/prospectus filed with the SEC.
Additional Information About
The PNC/Mercantile Transaction

Retail Banking $765 $682 12%
Corporate & Institutional Banking 463 480 (4)%
BlackRock (a)(b)(c) 187 152 23%
PFPC 124 104 19%
Total business segment earnings 1,539 1,418 9%
Other (c)(d) 1,056 (93)
Total consolidated net income $2,595 $1,325 96%
Earnings (Loss)
$ millions
Year Ended December 31
2006 2005
Growth
(a) PNC’s ownership interest in BlackRock was approximately 69%-70% for 2005 and through the first nine months of 2006.
Effective September 29, 2006, PNC’s ownership interest in BlackRock dropped to approximately 34%.
(b) These amounts have been reduced by minority interest in income of BlackRock, excluding MLIM integration costs, totaling
$65 million and $71 million for the years ended December 31, 2006 and 2005, respectively.
(c) For this PNC business segment reporting presentation, integration costs incurred by BlackRock for the MLIM transaction totaling $47 million for 2006 have been reclassified from BlackRock to “Other”.  These amounts are after-tax and, as applicable, net of minority interest.
(d) “Other” for 2006 includes the after-tax impact of the net gain on the BlackRock/MLIM transaction, MLIM integration costs and costs associated with the securities portfolio rebalancing and mortgage loan portfolio repositioning.
Non-GAAP to GAAP
Reconcilement
Appendix
Business Earnings Summary

Adjustments: *
BlackRock/MLIM transaction integration costs $10 $2 $8 $0.03
Non-GAAP to GAAP
Reconcilement
Net interest income $566 $5 $571 - $571
Noninterest income 969 - 969 $10 979
Total revenue 1,535 5 1,540 10 1,550
Noninterest expense 969 - 969 - 969
Pretax, pre-provision income 566 5 571 10 581
Provision 42 - 42 - 42
Income before income taxes 524 5 529 10 539
Income taxes 148 5 153 2 155
Net income $376 - $376 $8 $384
EPS - diluted $1.27 - $1.27 $0.03 $1.30
Reported,
GAAP
Basis
Taxable-
Equivalent
Adjustment
Taxable-
Equivalent
Basis
$ millions (except per share data)
Adjustments *
As Adjusted,
TE
Basis
Pre-Tax
Income
Taxes After-Tax
Diluted EPS
Impact
Appendix
Income Statement – Fourth Quarter 2006

Significant Item Adjustments: *
Gain on BlackRock/MLIM transaction $(2,078) - $(785) $(1,293) $(4.36)
Securities portfolio rebalancing loss 196 - 69 127 .43
Mortgage loan portfolio repositioning loss 48 - 17 31 .10
Total included in noninterest income (1,834) - (699) (1,135) (3.83)
BlackRock/MLIM transaction integration costs (72) $14 27 (31) (.10)
Total included in noninterest expense (72) 14 27 (31) (.10)
Total Significant Item Adjustments $(1,762) $14 $(672) $(1,104) $(3.73)
Non-GAAP to GAAP
Reconcilement
Net interest income $567 $7 $574 - $(3) $571
Noninterest income 2,943 - 2,943 $(1,834) (277) 832
Total revenue 3,510 7 3,517 (1,834) (280) 1,403
Noninterest expense 1,167 - 1,167 (72) (223) 872
Pretax, pre-provision income 2,343 7 2,350 (1,762) (57) 531
Provision 16 - 16 - - 16
Income before minority
interest and income taxes 2,327 7 2,334 (1,762) (57) 515
Minority interest 6 - 6 14 (20) -
Income taxes 837 7 844 (672) (37) 135
Net income $1,484 - 1,484 $(1,104) - $380
EPS - diluted $5.01 - $5.01 $(3.73) - $1.28
Reported,
GAAP
Basis
Taxable-
Equivalent
Adjustment
$ millions (except per share data)
Pre-Tax
Minority
Interest
Income
Taxes
After-Tax
Diluted EPS
Impact
Appendix
Income Statement – Third Quarter 2006
Significant
Item
Adjustments *
BlackRock
Deconsolidation
& Equity Method
As Adjusted,
TE Basis
Taxable-
Equivalent
Basis

Non-GAAP to GAAP
Reconcilement
Net interest income $555 $13 $568 $(5) $563
Noninterest income 1,154 - 1,154 (317) 837
Total revenue 1,709 13 1,722 (322) 1,400
Noninterest expense 1,127 - 1,127 (257) 870
Pretax, pre-provision income 582 13 595 (65) 530
Provision 24 - 24 - 24
Income before minority interest
and income taxes 558 13 571 (65) 506
Minority interest 22 - 22 (22) -
Income taxes 181 13 194 (43) 151
Net income $355 - $355 - $355
EPS - diluted $1.20 - $1.20 - $1.20
Reported,
GAAP
Basis
Taxable-
Equivalent
Adjustment
$ millions (except per share data)
Taxable-
Equivalent
Basis
Appendix
Income Statement – Fourth Quarter 2005
BlackRock
Deconsolidation
& Equity Method
As Adjusted
For BlackRock,
TE Basis

BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix